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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 23, 2002



                                USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



      Delaware                      0-20570                    59-2712887
(State or other jurisdiction    (Commission File             (IRS Employer
of incorporation)                   Number)                  Identification No.)



         152 West 57th Street, New York, NY                  10019
       (Address of principal executive offices)            (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits.

      99.1 Investor Presentation Materials, dated May 23, 2002, for use at the Goldman Sachs New Media & E-Commerce Conference.

ITEM 9.     REGULATION FD DISCLOSURE

      On May 23, 2002, the Registrant presented at the Goldman Sachs New Media & E-Commerce Conference. A copy of the Registrant's investor presentation materials for such conference, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      USA INTERACTIVE


                                      By: /s/ Julius Genachowski
                                         -----------------------
                                      Name:  Julius Genachowski
                                      Title: Executive Vice President and
                                             General Counsel

      Date: May 23, 2002




                                  EXHIBIT INDEX

      Exhibit No.                  Description

      99.1            Investor Presentation Materials.